                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2005

                         Home Loan Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                       0-23927                  31-1578552
            ----                       -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


                     401 Main Street, Coshocton, Ohio 43812
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (740) 622-0444
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         Please see the disclosure set forth below under Item 8.01 Other Events.


Item 3.03  Material Modification to Rights of Securities Holders.

         Please see the disclosure set forth below under Item 8.01 Other Events.


SECTION 8 - OTHER EVENTS

Item 8.01  Other Events.

         On August 26, 2005, Home Loan Financial Corporation ("HLFC") filed amendments to its Articles of Incorporation with the Ohio Secretary of State to effect a 1-for-600 reverse stock split, followed immediately by a 600-for-1 forward stock split (together, the "Stock Splits"). The Stock Splits are part of a going-private transaction by HLFC and the amendments were approved at a Special Meeting of the Shareholders of HLFC held on August 26, 2005. As a result of the Stock Splits, shareholders with fewer than 600 common shares of HLFC held of record in their name immediately before the Stock Splits will receive a cash payment equal to $20.75 per pre-split share. Shareholders holding 600 or more shares of HLFC common stock immediately before the Stock Splits will not receive a cash payment and will continue to hold the same number of shares after completion of the Stock Splits.

         In connection with the Stock Splits, on August 26, 2005, HLFC notified the NASDAQ National Market that HLFC's shareholders approved the Stock Splits and that the common shares should be delisted from the NASDAQ effective prior to the opening of the market on August 29, 2005.

         The press release HLFC issued regarding the above events is attached as
Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOME LOAN FINANCIAL CORPORATION



                                        By: /s/ Robert C. Hamilton
                                           -------------------------------------
                                            Robert C. Hamilton
                                            Chief Executive Officer

Date:  August 26, 2005

                                INDEX TO EXHIBITS
                                -----------------


    Exhibit Number              Description
    --------------              -----------

          99                    Press Release dated August 26, 2005